UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21423

                       The Gabelli Dividend & Income Trust
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                      (THE GABELLI DIVIDEND & INCOME TRUST LOGO)

                       THE GABELLI DIVIDEND & INCOME TRUST

                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

             AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                              Since
                                                                            Inception
                                  Quarter     1 Year    3 Year    5 Year    (11/28/03)
                                  -------     ------    ------    ------    ----------
GABELLI DIVIDEND & INCOME TRUST
   NAV TOTAL RETURN (b) .......   (24.86)%   (42.19)%   (8.84)%   (1.71)%     (1.48)%
   INVESTMENT TOTAL RETURN (C)    (22.66)    (45.63)    (9.29)    (5.59)      (5.48)
S&P 500 Index .................   (21.95)    (36.99)    (8.36)    (2.19)      (1.17)
Dow Jones Industrial Average ..   (18.41)    (31.88)    (4.10)    (1.09)       0.26
Nasdaq Composite Index ........   (24.61)    (40.54)   (10.58)    (4.67)      (4.18)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert

                                        Bruce N. Alpert
                                        President
February 20, 2009

                      THE GABELLI DIVIDEND & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

Financial Services .............................      12.9%
Energy and Utilities: Oil ......................      11.4%
Energy and Utilities: Integrated ...............      11.3%
Food and Beverage ..............................       9.7%
Telecommunications .............................       6.7%
Energy and Utilities: Electric .................       6.3%
U.S. Government Obligations ....................       5.2%
Consumer Products ..............................       4.2%
Health Care ....................................       4.0%
Energy and Utilities: Natural Gas ..............       3.7%
Diversified Industrial .........................       3.1%
Energy and Utilities: Services .................       2.6%
Retail .........................................       2.3%
Cable and Satellite ............................       2.3%
Specialty Chemicals ............................       1.6%
Equipment and Supplies .........................       1.2%
Aerospace ......................................       1.2%
Electronics ....................................       1.2%
Automotive: Parts and Accessories ..............       1.0%
Entertainment ..................................       1.0%
Environmental Services .........................       0.9%
Energy and Utilities: Water ....................       0.9%
Communications Equipment .......................       0.7%
Transportation .................................       0.6%
Business Services ..............................       0.5%
Metals and Mining ..............................       0.5%
Machinery ......................................       0.4%
Publishing .....................................       0.4%
Computer Software and Services .................       0.4%
Wireless Communications ........................       0.3%
Paper and Forest Products ......................       0.3%
Broadcasting ...................................       0.3%
Agriculture ....................................       0.3%
Energy and Utilities ...........................       0.3%
Hotels and Gaming ..............................       0.2%
Automotive .....................................       0.1%
Real Estate ....................................       0.0%
Building and Construction ......................       0.0%
Manufactured Housing and Recreational Vehicles..       0.0%
Computer Hardware ..............................       0.0%
                                                     -----
                                                     100.0%
                                                     =====

     THE GABELLI DIVIDEND & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                       THE GABELLI DIVIDEND & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
               COMMON STOCKS -- 92.8%
               AEROSPACE -- 1.2%
      50,000   Boeing Co. ............................................   $    3,451,003   $    2,133,500
      10,000   Goodrich Corp. ........................................          281,823          370,200
      55,000   Kaman Corp. ...........................................        1,006,361          997,150
     150,000   Rockwell Automation Inc. ..............................        7,874,920        4,836,000
   2,000,000   Rolls-Royce Group plc+ ................................       14,847,048        9,647,323
 114,400,000   Rolls-Royce Group plc, Cl. C+ .........................          178,374          164,479
                                                                         --------------   --------------
                                                                             27,639,529       18,148,652
                                                                         --------------   --------------
               AGRICULTURE -- 0.3%
     130,000   Archer-Daniels-Midland Co. ............................        3,723,763        3,747,900
                                                                         --------------   --------------
               AUTOMOTIVE -- 0.1%
       4,000   Copart Inc.+ ..........................................          113,367          108,760
     440,000   General Motors Corp. ..................................        9,860,271        1,408,000
      10,000   Navistar International Corp.+ .........................          228,717          213,800
                                                                         --------------   --------------
                                                                             10,202,355        1,730,560
                                                                         --------------   --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.0%
     386,000   Genuine Parts Co. .....................................       13,063,243       14,613,960
                                                                         --------------   --------------
               BUILDING AND CONSTRUCTION -- 0.0%
      15,000   Layne Christensen Co.+ ................................          449,560          360,150
                                                                         --------------   --------------
               BUSINESS SERVICES -- 0.5%
     165,000   Diebold Inc. ..........................................        6,244,363        4,634,850
     120,000   Intermec Inc.+ ........................................        2,409,540        1,593,600
      40,000   Lender Processing Services Inc. .......................        1,342,861        1,178,000
      30,000   PHH Corp.+ ............................................          634,184          381,900
     270,000   Trans-Lux Corp.+ (a) ..................................        1,933,866          207,900
                                                                         --------------   --------------
                                                                             12,564,814        7,996,250
                                                                         --------------   --------------
               CABLE AND SATELLITE -- 2.3%
     670,000   Cablevision Systems Corp., Cl. A ......................       19,165,209       11,282,800
      14,200   Cogeco Inc. ...........................................          276,997          286,416
     230,000   DISH Network Corp., Cl. A+ ............................        5,597,764        2,550,700
      46,000   EchoStar Corp., Cl. A+ ................................        1,228,777          684,020
      81,734   Liberty Global Inc., Cl. A+ ...........................        1,686,985        1,301,205
      34,318   Liberty Global Inc., Cl. C+ ...........................          760,276          520,947
     180,000   Rogers Communications Inc., Cl. B .....................        2,310,816        5,414,400
     550,000   The DIRECTV Group Inc.+ ...............................       13,163,570       12,600,500
      30,000   Zon Multimedia Servicos de Telecomunicacoes e
                  Multimedia SGPS SA .................................          294,900          154,712
       7,042   Zon Multimedia Servicos de Telecomunicacoes e
                  Multimedia SGPS SA, ADR ............................          101,053           36,316
                                                                         --------------   --------------
                                                                             44,586,347       34,832,016
                                                                         --------------   --------------
               COMMUNICATIONS EQUIPMENT -- 0.0%
      20,000   Thomas & Betts Corp.+ .................................          576,247          480,400
                                                                         --------------   --------------
               COMPUTER HARDWARE -- 0.0%
      30,000   SanDisk Corp.+ ........................................          287,056          288,000
                                                                         --------------   --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.4%
       2,000   i2 Technologies Inc.+ .................................           23,260           12,780
     170,000   Metavante Technologies Inc.+ ..........................        4,099,177        2,738,700
      30,000   Microsoft Corp. .......................................          843,187          583,200
      14,000   NDS Group plc, ADR+ ...................................          847,267          802,760
     100,000   Yahoo! Inc.+ ..........................................        2,796,559        1,220,000
                                                                         --------------   --------------
                                                                              8,609,450        5,357,440
                                                                         --------------   --------------

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
               CONSUMER PRODUCTS -- 4.2%
     190,000   Alberto-Culver Co. ....................................   $    6,349,919   $    4,656,900
      25,000   Altria Group Inc. .....................................          433,289          376,500
      70,000   Avon Products Inc. ....................................        1,852,512        1,682,100
     350,000   Eastman Kodak Co. .....................................        4,886,784        2,303,000
      40,000   Fortune Brands Inc. ...................................        2,619,019        1,651,200
      40,000   Hanesbrands Inc.+ .....................................          955,063          510,000
      90,000   Harman International Industries Inc. ..................        4,313,101        1,505,700
       2,000   Heelys Inc. ...........................................           10,972            4,540
     170,000   Kimberly-Clark Corp. ..................................       11,362,349        8,965,800
      55,000   Mattel Inc. ...........................................          925,688          880,000
      25,000   Philip Morris International Inc. ......................        1,011,008        1,087,750
     160,000   Procter & Gamble Co. ..................................        8,942,017        9,891,200
   1,020,000   Swedish Match AB ......................................       12,706,962       14,413,976
     224,300   UST Inc. ..............................................       15,237,820       15,561,934
                                                                         --------------   --------------
                                                                             71,606,503       63,490,600
                                                                         --------------   --------------
               DIVERSIFIED INDUSTRIAL -- 3.1%
     148,000   Bouygues SA ...........................................        5,149,282        6,212,955
     208,000   Cooper Industries Ltd., Cl. A .........................        6,808,802        6,079,840
     550,000   General Electric Co. ..................................       17,008,504        8,910,000
     280,000   Honeywell International Inc. ..........................        9,789,754        9,192,400
      95,000   ITT Corp. .............................................        4,299,475        4,369,050
     130,000   Owens-Illinois Inc.+ ..................................        4,551,363        3,552,900
       2,000   Pentair Inc. ..........................................           63,318           47,340
      40,000   Textron Inc. ..........................................          790,818          554,800
   1,000,000   Tomkins plc ...........................................        4,838,471        1,768,436
     210,000   Tyco International Ltd. ...............................       10,146,742        4,536,000
     222,000   WHX Corp.+ ............................................        4,115,409        1,776,000
                                                                         --------------   --------------
                                                                             67,561,938       46,999,721
                                                                         --------------   --------------
               ELECTRONICS -- 1.2%
   1,000,000   Intel Corp. ...........................................       20,787,583       14,660,000
     190,000   Tyco Electronics Ltd. .................................        7,149,331        3,079,900
                                                                         --------------   --------------
                                                                             27,936,914       17,739,900
                                                                         --------------   --------------
               ENERGY AND UTILITIES: ELECTRIC -- 6.3%
      30,000   Allegheny Energy Inc. .................................          438,040        1,015,800
      85,000   ALLETE Inc. ...........................................        2,788,153        2,742,950
     250,000   American Electric Power Co. Inc. ......................        7,904,906        8,320,000
         720   Brookfield Infrastructure Partners LP .................           15,120            8,064
      15,000   CMS Energy Corp. ......................................          204,900          151,650
     410,000   DPL Inc. ..............................................        8,260,319        9,364,400
      20,000   Edison International ..................................          977,494          642,400
     270,000   Electric Power Development Co. Ltd. ...................        6,584,683       10,454,495
     220,000   FPL Group Inc. ........................................        7,596,481       11,072,600
     804,698   Great Plains Energy Inc. ..............................       23,254,977       15,554,812
     370,000   Integrys Energy Group Inc. ............................       17,973,625       15,902,600
     120,000   Pepco Holdings Inc. ...................................        2,291,425        2,131,200
     240,000   Pinnacle West Capital Corp. ...........................        9,369,027        7,711,200
     100,000   Southern Co. ..........................................        2,893,572        3,700,000
     225,000   Unisource Energy Corp. ................................        5,702,134        6,606,000
                                                                         --------------   --------------
                                                                             96,254,856       95,378,171
                                                                         --------------   --------------
               ENERGY AND UTILITIES: INTEGRATED -- 11.3%
      12,000   Alliant Energy Corp. ..................................          305,115          350,160
     140,000   Ameren Corp. ..........................................        6,365,276        4,656,400
      50,000   Avista Corp. ..........................................          926,534          969,000
      20,000   Black Hills Corp. .....................................          612,441          539,200
      40,000   CH Energy Group Inc. ..................................        1,728,883        2,055,600

                 See accompanying notes to financial statements.

                      THE GABELLI DIVIDEND & INCOME TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
     108,000   Chubu Electric Power Co. Inc. .........................   $    2,458,019   $    3,258,467
     150,000   CONSOL Energy Inc. ....................................        6,316,307        4,287,000
     205,000   Consolidated Edison Inc. ..............................        8,393,772        7,980,650
      60,000   Dominion Resources Inc. ...............................        2,638,481        2,150,400
     200,000   Duke Energy Corp. .....................................        2,816,130        3,002,000
     430,000   Edison SpA ............................................        1,002,090          534,960
     600,000   El Paso Corp. .........................................        7,674,489        4,698,000
     105,000   Endesa SA .............................................        4,502,405        4,174,312
     300,000   Enel SpA ..............................................        2,324,318        1,885,947
      22,000   Exelon Corp. ..........................................        1,717,261        1,223,420
     162,000   FirstEnergy Corp. .....................................        5,730,248        7,869,960
     140,000   Hawaiian Electric Industries Inc. .....................        3,353,889        3,099,600
     250,000   Hera SpA ..............................................          552,073          531,693
     121,500   Hokkaido Electric Power Co. Inc. ......................        2,282,208        3,049,228
     121,500   Hokuriku Electric Power Co. ...........................        2,131,359        3,417,816
      10,000   Iberdrola SA ..........................................          156,751           90,909
     100,000   Iberdrola SA, ADR .....................................        4,987,500        3,600,000
      85,000   Korea Electric Power Corp., ADR .......................        1,253,867          986,850
     121,500   Kyushu Electric Power Co. Inc. ........................        2,374,466        3,203,365
      22,000   Maine & Maritimes Corp. ...............................          626,971          854,700
      80,000   MGE Energy Inc. .......................................        2,605,047        2,640,000
      35,102   National Grid plc, ADR ................................        1,588,562        1,771,247
     255,000   NiSource Inc. .........................................        5,329,541        2,797,350
     600,000   NSTAR .................................................       14,329,143       21,894,000
     440,000   OGE Energy Corp. ......................................       10,589,559       11,343,200
      30,000   Ormat Technologies Inc. ...............................          484,088          956,100
     320,000   Progress Energy Inc. ..................................       14,361,775       12,752,000
     300,000   Public Service Enterprise Group Inc. ..................        9,183,315        8,751,000
     121,500   Shikoku Electric Power Co. Inc. .......................        2,264,565        4,061,169
      15,000   TECO Energy Inc. ......................................          255,758          185,250
     121,500   The Chugoku Electric Power Co. Inc. ...................        2,194,052        3,176,558
      45,000   The Empire District Electric Co. ......................          998,787          792,000
     121,500   The Kansai Electric Power Co. Inc. ....................        2,333,021        3,484,832
     108,000   The Tokyo Electric Power Co. Inc. .....................        2,545,172        3,574,186
     121,500   Tohoku Electric Power Co. Inc. ........................        2,112,763        3,263,679
     205,000   Vectren Corp. .........................................        5,572,873        5,127,050
     470,000   Westar Energy Inc. ....................................        9,309,271        9,639,700
      85,000   Wisconsin Energy Corp. ................................        2,690,561        3,568,300
     200,000   Xcel Energy Inc. ......................................        3,389,999        3,710,000
                                                                         --------------   --------------
                                                                            165,368,705      171,957,258
                                                                         --------------   --------------
               ENERGY AND UTILITIES: NATURAL GAS -- 3.7%
       8,000   AGL Resources Inc. ....................................          217,299          250,800
      50,000   Atmos Energy Corp. ....................................        1,251,665        1,185,000
      20,000   Delta Natural Gas Co. Inc. ............................          504,315          485,000
       6,000   Energen Corp. .........................................          124,550          175,980
       4,767   GDF Suez+ .............................................          156,718          238,483
     160,356   GDF Suez, Strips+ .....................................                0              223
      20,000   Kinder Morgan Energy Partners LP ......................          824,553          915,000
     350,000   National Fuel Gas Co. .................................        9,372,113       10,965,500
     210,000   Nicor Inc. ............................................        7,147,795        7,295,400

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
     220,000   ONEOK Inc. ............................................   $    5,480,182   $    6,406,400
     190,000   Sempra Energy .........................................        5,675,668        8,099,700
      35,000   South Jersey Industries Inc. ..........................          839,202        1,394,750
     140,000   Southern Union Co. ....................................        2,996,933        1,825,600
     190,000   Southwest Gas Corp. ...................................        4,719,351        4,791,800
     620,000   Spectra Energy Corp. ..................................       13,685,181        9,758,800
      60,000   The Laclede Group Inc. ................................        1,690,312        2,810,400
                                                                         --------------   --------------
                                                                             54,685,837       56,598,836
                                                                         --------------   --------------
               ENERGY AND UTILITIES: OIL -- 11.4%
      42,000   Anadarko Petroleum Corp. ..............................        1,870,013        1,619,100
      39,000   Apache Corp. ..........................................        1,861,319        2,906,670
      45,000   BG Group plc, ADR .....................................        1,819,092        3,201,750
     160,000   BP plc, ADR ...........................................        7,479,063        7,478,400
      85,000   Chesapeake Energy Corp. ...............................        1,519,622        1,374,450
     243,000   Chevron Corp. .........................................       14,531,853       17,974,710
       1,000   Cimarex Energy Co. ....................................           28,300           26,780
     330,000   ConocoPhillips ........................................       17,735,510       17,094,000
      78,000   Devon Energy Corp. ....................................        3,448,499        5,125,380
     170,000   Eni SpA, ADR ..........................................        6,249,080        8,129,400
     210,000   Exxon Mobil Corp. .....................................        9,845,136       16,764,300
      30,000   Hess Corp. ............................................          830,468        1,609,200
     475,000   Marathon Oil Corp. ....................................       16,752,703       12,996,000
     140,000   Murphy Oil Corp. ......................................        7,080,005        6,209,000
       1,000   Niko Resources Ltd. ...................................           57,456           34,419
     295,000   Occidental Petroleum Corp. ............................       11,115,782       17,697,050
      20,000   PetroChina Co. Ltd., ADR ..............................        1,480,813        1,779,600
      90,000   Petroleo Brasileiro SA, ADR ...........................        3,861,611        2,204,100
     270,000   Repsol YPF SA, ADR ....................................        5,719,267        5,807,700
     200,000   Royal Dutch Shell plc, Cl. A, ADR .....................        9,567,840       10,588,000
     845,000   StatoilHydro ASA, ADR .................................       12,183,860       14,077,700
     180,000   Sunoco Inc. ...........................................        9,558,099        7,822,800
     190,000   Total SA, ADR .........................................        8,319,782       10,507,000
                                                                         --------------   --------------
                                                                            152,915,173      173,027,509
                                                                         --------------   --------------
               ENERGY AND UTILITIES: SERVICES -- 2.6%
     220,000   ABB Ltd., ADR .........................................        2,399,710        3,302,200
      20,000   Baker Hughes Inc. .....................................          759,763          641,400
      80,000   Cameron International Corp.+ ..........................        1,103,787        1,640,000
     110,000   Diamond Offshore Drilling Inc. ........................        6,139,336        6,483,400
      10,000   Exterran Holdings Inc.+ ...............................          353,410          213,000
     620,000   Halliburton Co. .......................................       16,900,706       11,271,600
       4,000   Nabors Industries Ltd.+ ...............................           97,350           47,880
      10,000   Noble Corp. ...........................................          254,820          220,900
      30,000   Oceaneering International Inc.+ .......................        1,368,819          874,200
     220,000   Rowan Companies Inc. ..................................        7,903,181        3,498,000
     120,000   Schlumberger Ltd. .....................................        3,977,835        5,079,600
      45,000   Transocean Ltd.+ ......................................        3,943,035        2,126,250
     430,000   Weatherford International Ltd.+ .......................        9,321,786        4,652,600
                                                                         --------------   --------------
                                                                             54,523,538       40,051,030
                                                                         --------------   --------------
               ENERGY AND UTILITIES: WATER -- 0.9%
      11,000   American States Water Co. .............................          273,608          362,780
     340,000   American Water Works Co. Inc. .........................        7,310,000        7,099,200
      63,333   Aqua America Inc. .....................................        1,056,640        1,304,026
       6,000   Artesian Resources Corp., Cl. A .......................          113,635           94,920
       3,000   California Water Service Group ........................           94,710          139,290
      11,500   Connecticut Water Service Inc. ........................          276,036          271,515
       2,000   Consolidated Water Co. Ltd. ...........................           38,961           25,000

                 See accompanying notes to financial statements.

                      THE GABELLI DIVIDEND & INCOME TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: WATER (CONTINUED)
       6,000   Middlesex Water Co. ...................................   $      111,082   $      103,380
      60,000   Pennichuck Corp. ......................................        1,362,461        1,231,800
      82,000   SJW Corp. .............................................        1,384,964        2,455,080
      16,800   Southwest Water Co. ...................................          192,169           54,096
      27,818   United Utilities Group plc, ADR .......................          733,071          517,415
       9,000   York Water Co. ........................................          115,031          109,260
                                                                         --------------   --------------
                                                                             13,062,368       13,767,762
                                                                         --------------   --------------
               ENTERTAINMENT -- 1.0%
       8,000   Grupo Televisa SA, ADR ................................           79,516          119,520
     340,000   Take-Two Interactive Software Inc. ....................        8,700,928        2,570,400
     550,000   Time Warner Inc. ......................................        8,614,238        5,533,000
     200,000   Vivendi ...............................................        6,351,618        6,467,890
                                                                         --------------   --------------
                                                                             23,746,300       14,690,810
                                                                         --------------   --------------
               ENVIRONMENTAL SERVICES -- 0.9%
       1,000   Hyflux Ltd. ...........................................            1,686            1,242
       1,250   Suez Environnement SA+ ................................                0           21,372
      12,375   Veolia Environnement ..................................          395,937          381,881
     420,000   Waste Management Inc. .................................       14,809,006       13,918,800
                                                                         --------------   --------------
                                                                             15,206,629       14,323,295
                                                                         --------------   --------------
               EQUIPMENT AND SUPPLIES -- 1.2%
      99,000   CIRCOR International Inc. .............................        1,804,425        2,722,500
      30,000   Lufkin Industries Inc. ................................          513,283        1,035,000
      60,000   Mueller Industries Inc. ...............................        2,463,788        1,504,800
     420,000   RPC Inc. ..............................................        1,866,263        4,099,200
     240,000   Tenaris SA, ADR .......................................       11,262,456        5,035,200
     500,000   Xerox Corp. ...........................................        6,810,505        3,985,000
                                                                         --------------   --------------
                                                                             24,720,720       18,381,700
                                                                         --------------   --------------
               FINANCIAL SERVICES -- 12.7%
     170,000   Aflac Inc. ............................................        9,031,497        7,792,800
     300,000   AllianceBernstein Holding LP ..........................       13,696,527        6,237,000
     440,000   American Express Co. ..................................       19,643,120        8,162,000
      80,000   Astoria Financial Corp. ...............................        2,005,945        1,318,400
     200,000   Bank of America Corp. .................................        7,532,173        2,816,000
       6,000   BlackRock Inc. ........................................          535,154          804,900
     130,000   Capital One Financial Corp. ...........................        6,927,309        4,145,700
     200,000   CIT Group Inc. ........................................        2,693,386          908,000
     325,000   Citigroup Inc. ........................................       11,667,871        2,180,750
      25,000   CME Group Inc. ........................................        9,302,911        5,202,750
     100,000   Deutsche Bank AG ......................................        9,711,821        4,069,000
     595,000   Discover Financial Services ...........................       11,324,000        5,670,350
     300,400   Federal National Mortgage Association .................        1,196,518          228,304
      78,909   Fidelity National Financial Inc., Cl. A ...............        1,529,570        1,400,635
      86,496   Fidelity National Information Services Inc. ...........        1,785,246        1,407,290
      70,000   Flushing Financial Corp. ..............................        1,253,654          837,200
     175,000   HSBC Holdings plc, ADR ................................       14,471,463        8,517,250
      90,000   Hudson City Bancorp Inc. ..............................        1,409,172        1,436,400
     125,000   Invesco Ltd. ..........................................        3,131,339        1,805,000
     420,000   JPMorgan Chase & Co. ..................................       15,189,246       13,242,600
     180,000   Legg Mason Inc. .......................................        8,276,521        3,943,800
      28,000   M&T Bank Corp. ........................................        2,046,584        1,607,480
     180,000   Marshall & Ilsley Corp. ...............................        6,151,668        2,455,200
     480,000   Merrill Lynch & Co., Inc. .............................       20,705,480        5,587,200
     175,000   Moody's Corp. .........................................        6,431,663        3,515,750
     105,000   National Australia Bank Ltd., ADR .....................        2,508,087        1,543,500

                                                                                              MARKET
   SHARES                                                                      COST            VALUE
------------                                                             --------------   --------------
      70,000   Nationwide Financial Services Inc., Cl. A .............   $    3,577,797   $    3,654,700
     300,000   New York Community Bancorp Inc. .......................        5,422,652        3,588,000
     270,000   NewAlliance Bancshares Inc. ...........................        3,899,679        3,555,900
     220,000   PNC Financial Services Group Inc. .....................       11,891,734       10,780,000
     285,000   SLM Corp.+ ............................................        9,144,554        2,536,500
     160,000   State Street Corp. ....................................        9,738,790        6,292,800
      95,050   Sterling Bancorp ......................................        1,542,455        1,333,552
     120,000   T. Rowe Price Group Inc. ..............................        4,290,139        4,252,800
     105,000   The Allstate Corp. ....................................        5,231,929        3,439,800
     420,000   The Bank of New York Mellon Corp. .....................       14,495,591       11,898,600
      50,000   The Blackstone Group LP ...............................        1,072,290          326,500
     290,000   The Travelers Companies Inc. ..........................       10,913,064       13,108,000
      72,522   Valley National Bancorp ...............................        1,512,495        1,468,570
     250,000   Wachovia Corp. ........................................        5,048,024        1,385,000
     450,000   Waddell & Reed Financial Inc., Cl. A ..................        9,462,271        6,957,000
      60,000   Webster Financial Corp. ...............................        1,530,915          826,800
     560,000   Wells Fargo & Co. .....................................       16,614,113       16,508,800
      19,260   Willis Group Holdings Ltd. ............................          556,229          479,189
     180,000   Wilmington Trust Corp. ................................        5,831,895        4,003,200
                                                                         --------------   --------------
                                                                            311,934,541      193,230,970
                                                                         --------------   --------------
               FOOD AND BEVERAGE -- 9.7%
     210,000   Cadbury plc, ADR ......................................       11,018,481        7,490,700
      80,000   Campbell Soup Co. .....................................        2,470,209        2,400,800
     200,000   China Mengniu Dairy Co. Ltd. ..........................          498,054          260,122
     230,000   ConAgra Foods Inc. ....................................        5,620,877        3,795,000
     960,000   Davide Campari-Milano SpA .............................        9,710,824        6,405,338
     220,000   Dr. Pepper Snapple Group Inc.+ ........................        5,848,174        3,575,000
     250,000   General Mills Inc. ....................................       12,280,223       15,187,500
     270,000   Groupe Danone .........................................       14,818,114       16,206,005
      90,000   H.J. Heinz Co. ........................................        3,150,879        3,384,000
     210,000   ITO EN Ltd. ...........................................        4,917,151        3,062,548
      50,000   ITO EN Ltd., Preference ...............................        1,116,348          496,966
       1,000   Kellogg Co. ...........................................           35,550           43,850
     220,000   Kikkoman Corp. ........................................        2,923,199        2,550,689
     400,000   Kraft Foods Inc., Cl. A ...............................       12,241,858       10,740,000
     150,000   Morinaga Milk Industry Co. Ltd. .......................          588,860          577,496
     250,000   Nissin Foods Holdings Co. Ltd. ........................        8,607,187        8,604,523
     500,000   Parmalat SpA ..........................................        1,885,518          809,703
     339,450   Parmalat SpA, GDR (b)(c) ..............................          981,615          549,705
     320,000   PepsiAmericas Inc. ....................................        6,616,558        6,515,200
      61,000   Pernod-Ricard SA ......................................        6,480,669        4,491,479
      14,000   Remy Cointreau SA .....................................          757,474          576,619
   1,300,000   Sara Lee Corp. ........................................       20,942,627       12,727,000
     300,000   The Coca-Cola Co. .....................................       13,301,591       13,581,000
     404,000   The Hershey Co. .......................................       17,978,510       14,034,960
     465,000   YAKULT HONSHA Co. Ltd. ................................       12,519,548        9,792,443
                                                                         --------------   --------------
                                                                            177,310,098      147,858,646
                                                                         --------------   --------------
               HEALTH CARE -- 4.0%
      25,649   Advanced Medical Optics Inc.+ .........................          328,943          169,540
     220,000   Boston Scientific Corp.+ ..............................        2,874,341        1,702,800
     115,000   Bristol-Myers Squibb Co. ..............................        2,789,992        2,673,750
      45,000   Covidien Ltd. .........................................        1,971,821        1,630,800
         500   Datascope Corp. .......................................           25,760           26,120
     150,000   Eli Lilly & Co. .......................................        8,318,465        6,040,500

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                                 MARKET
   SHARES                                                                      COST               VALUE
------------                                                             --------------     ---------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
       6,000   Fresenius Kabi Pharmaceuticals
                  Holding Inc., CVR+ .................................   $             0    $        2,100
      75,000   Genentech Inc.+ .......................................         6,820,529         6,218,250
     100,000   IMS Health Inc. .......................................         2,416,169         1,516,000
      50,000   Johnson & Johnson .....................................         3,244,276         2,991,500
       8,000   Mentor Corp. ..........................................           244,858           247,440
     200,000   Merck & Co. Inc. ......................................         7,533,281         6,080,000
     110,000   Owens & Minor Inc. ....................................         3,312,937         4,141,500
   1,050,000   Pfizer Inc. ...........................................        27,940,141        18,595,500
      26,000   Schiff Nutrition International Inc.+ ..................           145,435           155,220
      25,000   St. Jude Medical Inc.+ ................................         1,044,606           824,000
     130,000   Wyeth .................................................         6,096,113         4,876,300
      75,000   Zimmer Holdings Inc.+ .................................         4,911,937         3,031,500
                                                                         ---------------    --------------
                                                                              80,019,604        60,922,820
                                                                         ---------------    --------------
               HOTELS AND GAMING -- 0.2%
     110,000   Boyd Gaming Corp. .....................................         1,650,177           520,300
     690,000   Ladbrokes plc .........................................         9,056,911         1,835,292
      60,000   Las Vegas Sands Corp.+ ................................           350,218           355,800
     130,000   Pinnacle Entertainment Inc.+ ..........................         2,077,726           998,400
                                                                         ---------------    --------------
                                                                              13,135,032         3,709,792
                                                                         ---------------    --------------
               MACHINERY -- 0.4%
     200,000   CNH Global NV .........................................         5,348,172         3,120,000
      70,000   Deere & Co. ...........................................         3,746,042         2,682,400
                                                                         ---------------    --------------
                                                                               9,094,214         5,802,400
                                                                         ---------------    --------------
               MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.0%
      17,000   Skyline Corp. .........................................           481,446           339,830
                                                                         ---------------    --------------
               METALS AND MINING -- 0.5%
     260,000   Alcoa Inc. ............................................         7,820,817         2,927,600
      10,000   Alliance Holdings GP LP ...............................           230,523           148,000
      13,000   Alpha Natural Resources Inc.+ .........................           713,100           210,470
      17,000   Arch Coal Inc. ........................................           265,374           276,930
       8,000   BHP Billiton Ltd., ADR ................................           217,549           343,200
     120,000   Freeport-McMoRan Copper & Gold Inc. ...................         3,863,124         2,932,800
      10,000   Massey Energy Co. .....................................           235,475           137,900
      20,000   Peabody Energy Corp. ..................................           274,124           455,000
       4,200   Rio Tinto plc, ADR ....................................           816,504           373,422
         245   Teck Cominco Ltd., Cl. B ..............................            18,255             1,205
       3,000   Westmoreland Coal Co.+ ................................            52,605            33,300
                                                                         ---------------    --------------
                                                                              14,507,450         7,839,827
                                                                         ---------------    --------------
               PAPER AND FOREST PRODUCTS -- 0.3%
     415,000   International Paper Co. ...............................        12,809,318         4,897,000
                                                                         ---------------    --------------
               PUBLISHING -- 0.4%
      35,000   Idearc Inc. ...........................................           138,481             2,975
   1,715,000   Il Sole 24 Ore ........................................        14,333,005         5,411,523
                                                                         ---------------    --------------
                                                                              14,471,486         5,414,498
                                                                         ---------------    --------------
               REAL ESTATE -- 0.0%
      18,000   Brookfield Asset Management Inc., Cl. A ...............           186,196           274,860
                                                                         ---------------    --------------
               RETAIL -- 2.1%
     210,000   CVS Caremark Corp. ....................................         7,892,649         6,035,400
     142,000   Ingles Markets Inc., Cl. A ............................         1,615,209         2,497,780
      12,700   Macy's Inc. ...........................................           126,301           131,445
     410,000   Safeway Inc. ..........................................         8,674,488         9,745,700
      18,000   Saks Inc.+ ............................................           261,932            78,840
     310,000   Sally Beauty Holdings Inc.+ ...........................         3,837,420         1,763,900
      85,000   SUPERVALU Inc. ........................................         2,526,712         1,241,000
     155,000   The Great Atlantic & Pacific Tea Co. Inc.+ ............         3,219,345           971,850

   SHARES/                                                                                       MARKET
    UNITS                                                                      COST               VALUE
------------                                                             ---------------    ---------------
     380,000   Walgreen Co. ..........................................   $    14,707,879     $    9,374,600
      85,000   Whole Foods Market Inc. ...............................         2,774,041            802,400
                                                                         ---------------    ---------------
                                                                              45,635,976         32,642,915
                                                                         ---------------    ---------------
               SPECIALTY CHEMICALS -- 1.6%
       5,000   Arkema, ADR ...........................................           269,656             85,400
     129,550   Ashland Inc. ..........................................         5,505,570          1,361,570
     170,000   E.I. du Pont de Nemours & Co. .........................         7,402,747          4,301,000
     260,000   Ferro Corp. ...........................................         4,980,743          1,833,000
     100,000   Olin Corp. ............................................         1,826,861          1,808,000
     175,000   Rohm and Haas Co. .....................................        12,964,559         10,813,250
     230,000   The Dow Chemical Co. ..................................         9,203,870          3,470,700
                                                                         ---------------    ---------------
                                                                              42,154,006         23,672,920
                                                                         ---------------    ---------------
               TELECOMMUNICATIONS -- 6.4%
     585,000   AT&T Inc. .............................................        16,008,654         16,672,500
     220,000   BCE Inc. ..............................................         5,564,597          4,507,800
      45,000   Bell Aliant Regional Communications Income
                  Fund (b)(d) ........................................         1,219,425            858,445
      71,000   BT Group plc, ADR .....................................         2,221,635          1,418,580
      30,000   CenturyTel Inc. .......................................         1,018,424            819,900
     650,000   Deutsche Telekom AG, ADR ..............................        12,129,448          9,945,000
      55,000   France Telecom SA, ADR ................................         1,338,443          1,543,850
      31,700   Hellenic Telecommunications Organization SA ...........           699,575            524,368
     219,800   Hellenic Telecommunications Organization SA, ADR ......         1,748,090          1,826,538
     215,000   Portugal Telecom SGPS SA ..............................         2,574,406          1,814,081
     250,000   Qwest Communications International Inc. ...............         1,360,992            910,000
   1,400,000   Sprint Nextel Corp.+ ..................................        17,800,677          2,562,000
      20,000   Telecom Corp. of New Zealand Ltd., ADR ................           312,271            134,000
     150,000   Telecom Italia SpA, ADR ...............................         4,229,850          2,437,500
      16,000   Telefonica SA, ADR ....................................           683,716          1,078,240
     196,000   Telefonos de Mexico SAB de CV, Cl. L, ADR .............         1,903,750          4,104,240
      80,000   Telephone & Data Systems Inc., Special ................         2,988,359          2,248,000
     196,000   Telmex Internacional SAB de CV, ADR ...................         1,322,945          2,226,560
     130,000   Telstra Corp. Ltd., ADR ...............................         2,392,135          1,774,500
      76,100   TELUS Corp., Non-Voting ...............................         1,574,712          2,162,762
   1,000,000   Verizon Communications Inc. ...........................        36,248,381         33,900,000
     170,000   Vodafone Group plc, ADR ...............................         4,757,006          3,474,800
                                                                         ---------------    ---------------
                                                                             120,097,491         96,943,664
                                                                         ---------------    ---------------
               TRANSPORTATION -- 0.6%
       3,000   Frontline Ltd. ........................................           105,687             88,830
     250,000   GATX Corp. ............................................         7,479,103          7,742,500
      24,000   Golden Ocean Group Ltd. ...............................            14,400             15,355
      27,000   Kansas City Southern+ .................................           453,321            514,350
       3,000   Ship Finance International Ltd. .......................            66,356             33,150
      22,000   Teekay Corp. ..........................................           794,715            432,300
                                                                         ---------------    ---------------
                                                                               8,913,582          8,826,485
                                                                         ---------------    ---------------
               WIRELESS COMMUNICATIONS -- 0.3%
       5,000   Crown Castle International Corp.+ .....................            80,650             87,900
     111,030   United States Cellular Corp.+ .........................         5,129,256          4,800,937
      14,000   Vimpel-Communications, ADR ............................            85,375            100,240
       3,000   Wayfinder System AB+ ..................................             4,226              4,477
                                                                         ---------------    ---------------
                                                                               5,299,507          4,993,554
                                                                         ---------------    ---------------
               TOTAL COMMON STOCKS ...................................     1,745,341,792      1,411,332,101
                                                                         ---------------    ---------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                                 MARKET
   SHARES                                                                      COST               VALUE
------------                                                             ---------------    ---------------
               CONVERTIBLE PREFERRED STOCKS -- 0.8%
               AGRICULTURE -- 0.0%
      12,000   Archer-Daniels-Midland Co.,
                  6.250% Cv. Pfd. ....................................   $       473,157    $       454,800
                                                                         ---------------    ---------------
               BROADCASTING -- 0.0%
      20,000   Emmis Communications Corp.,
                  6.250% Cv. Pfd., Ser. A ............................           872,170             42,200
                                                                         ---------------    ---------------
               BUILDING AND CONSTRUCTION -- 0.0%
         200   Fleetwood Capital Trust,
                  6.000% Cv. Pfd. ....................................             6,210                263
                                                                         ---------------    ---------------
               DIVERSIFIED INDUSTRIAL -- 0.0%
      32,000   Smurfit-Stone Container Corp.,
                  7.000% Cv. Pfd., Ser. A ............................           780,000             50,240
                                                                         ---------------    ---------------
               ENERGY AND UTILITIES -- 0.3%
       5,000   Chesapeake Energy Corp.,
                  5.000% Cv. Pfd. (b) ................................           512,500            345,550
     129,000   El Paso Energy Capital Trust I,
                  4.750% Cv. Pfd. ....................................         4,649,004          3,302,400
                                                                         ---------------    ---------------
                                                                               5,161,504          3,647,950
                                                                         ---------------    ---------------
               FINANCIAL SERVICES -- 0.2%
       1,500   Doral Financial Corp.,
                  4.750% Cv. Pfd. ....................................           207,335             90,230
     100,000   Newell Financial Trust I,
                  5.250% Cv. Pfd. ....................................         4,707,188          2,625,000
                                                                         ---------------    ---------------
                                                                               4,914,523          2,715,230
                                                                         ---------------    ---------------
               HEALTH CARE -- 0.0%
       5,000   Omnicare Inc.,
                  4.000% Cv. Pfd., Ser. B ............................           256,808            180,000
               TELECOMMUNICATIONS -- 0.3%
      50,000   Cincinnati Bell Inc.,
                  6.750% Cv. Pfd., Ser. B ............................         2,118,418          1,150,000
     105,000   Crown Castle International Corp.,
                  6.250% Cv. Pfd. ....................................         4,853,125          3,786,563
                                                                         ---------------    ---------------
                                                                               6,971,543          4,936,563
                                                                         ---------------    ---------------
               TRANSPORTATION -- 0.0%
       1,500   GATX Corp., $2.50 Cv. Pfd. ............................           199,475            385,965
                                                                         ---------------    ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS ....................        19,635,390         12,413,211
                                                                         ---------------    ---------------
               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
         650   Parmalat SpA, GDR, expire
                  12/31/15+ (b)(c)(d)                                                  0                116
                                                                         ---------------    ---------------

  PRINCIPAL
   AMOUNT
------------
               CONVERTIBLE CORPORATE BONDS -- 1.2%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$    500,000   Standard Motor Products Inc.,
                  Sub. Deb. Cv.,
                  6.750%, 07/15/09 ...................................           496,738            457,500
                                                                         ---------------    ---------------
               BROADCASTING -- 0.3%
  10,000,000   Sinclair Broadcast Group Inc.,
                  Sub. Deb. Cv.,
                  6.000%, 09/15/12 ...................................         8,746,927          4,600,000
                                                                         ---------------    ---------------
               COMMUNICATIONS EQUIPMENT -- 0.7%
  10,000,000   Agere Systems Inc.,
                  Sub. Deb. Cv.,
                  6.500%, 12/15/09 ...................................        10,018,805          9,862,500
                                                                         ---------------    ---------------
               REAL ESTATE -- 0.0%
   1,100,000   Palm Harbor Homes Inc., Cv.,
                  3.250%, 05/15/24 ...................................         1,061,676            526,625
                                                                         ---------------    ---------------

  PRINCIPAL                                                                                     MARKET
   AMOUNT                                                                      COST              VALUE
------------                                                             ---------------    ---------------
               RETAIL -- 0.2%
$  5,300,000   The Great Atlantic &
                  Pacific Tea Co. Inc., Cv.,
                  5.125%, 06/15/11 ...................................   $     5,230,033    $     2,736,125
                                                                         ---------------    ---------------
               TOTAL CONVERTIBLE CORPORATE BONDS .....................        25,554,179         18,182,750
                                                                         ---------------    ---------------
               U.S. GOVERNMENT OBLIGATIONS -- 5.2%
               U.S. TREASURY CASH MANAGEMENT BILLS -- 0.6%
   8,974,000   U.S. Treasury Cash Management Bill,
                  0.122%++, 04/29/09 .................................         8,969,441          8,972,313
                                                                         ---------------    ---------------
               U.S. TREASURY BILLS -- 4.6%
70,432,000     U.S. Treasury Bills,
                  0.020% to 1.924%++,
                  01/15/09 to 06/25/09 ...............................        70,390,693         70,388,703
                                                                         ---------------    ---------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS .....................        79,360,134         79,361,016
                                                                         ---------------    ---------------
TOTAL INVESTMENTS -- 100.0% ..........................................   $ 1,869,891,495      1,521,289,194
                                                                         ===============
OTHER ASSETS AND LIABILITIES (NET) ...................................                              110,413
PREFERRED STOCK
   (5,717,730 preferred shares outstanding) ..........................                         (462,123,750)
                                                                                            ===============
NET ASSETS -- COMMON SHARES
   (83,528,637 common shares outstanding) ............................                      $ 1,059,275,857
                                                                                            ===============
NET ASSET VALUE PER COMMON SHARE
   ($1,059,275,857 / 83,528,637 shares outstanding) ..................                      $         12.68
                                                                                            ===============

----------
(a) Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $1,753,816 or 0.12% of total investments. Except as noted in (c), these securities are liquid.

(c) At December 31, 2008, the Fund held investments in restricted and illiquid securities amounting to $549,821 or 0.04% of total investments, which were valued under methods approved by the Board of Trustees as follows:

                                                                             12/31/08
ACQUISITION                                   ACQUISITION   ACQUISITION   CARRYING VALUE
   SHARES                 ISSUER                  DATE          COST         PER UNIT
-----------   -----------------------------   -----------   -----------   --------------
    339,450   Parmalat SpA, GDR ...........     12/02/03      $981,615        $1.6194
        650   Parmalat SpA, GDR warrants
                 expire 12/31/15 ..........     11/09/05            --         0.1785

(d) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $858,561 or 0.06% of total investments.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

                             % OF
                             MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION   VALUE         VALUE
--------------------------   ------   --------------
North America ............    79.1%   $1,203,786,678
Europe ...................    13.7       208,261,401
Japan ....................     4.3        66,028,461
Latin America ............     2.4        36,217,462
Asia/Pacific .............     0.5         6,995,192
                             -----    --------------
Total Investments ........   100.0%   $1,521,289,194
                             =====    ==============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $1,867,957,629) ................   $1,521,081,294
   Investments in affiliates, at value (cost $1,933,866) ......          207,900
   Cash .......................................................        3,680,210
   Receivable for investments sold ............................        1,722,781
   Dividends and interest receivable ..........................        3,183,414
   Unrealized appreciation on swap contracts ..................           70,517
   Deferred offering expense ..................................           73,650
   Prepaid expense ............................................           61,872
                                                                  --------------
   TOTAL ASSETS ...............................................    1,530,081,638
                                                                  --------------
LIABILITIES:
   Payable for investments purchased ..........................        3,020,504
   Distributions payable ......................................          214,827
   Payable for Preferred shares repurchased ...................           56,026
   Payable for investment advisory fees .......................          862,241
   Payable for payroll expenses ...............................           52,508
   Payable for accounting fees ................................            7,501
   Unrealized depreciation on swap contracts ..................        3,292,381
   Payable for auction agent fees .............................          762,791
   Other accrued expenses .....................................          413,252
                                                                  --------------
   TOTAL LIABILITIES ..........................................        8,682,031
                                                                  --------------
PREFERRED SHARES, ALL AT $0.001 PER VALUE:
   Series A Cumulative Preferred Shares (5.875%, $25
      liquidation value, 3,200,000 shares authorized with
      3,128,416 shares issued and outstanding) ................       78,210,400
   Series B Cumulative Preferred Shares (Auction Market,
      $25,000 liquidation value, 4,000 shares authorized
      with 3,600 shares issued and outstanding) ...............       90,000,000
   Series C Cumulative Preferred Shares (Auction Market,
      $25,000 liquidation value, 4,800 shares authorized
      with 4,320 shares issued and outstanding) ...............      108,000,000
   Series D Cumulative Preferred Shares (6.00%, $25
      liquidation value, 2,600,000 shares authorized with
      2,576,534 shares issued and outstanding) ................       64,413,350
   Series E Cumulative Preferred Shares (Auction Rate,
      $25,000 liquidation value, 5,400 shares authorized
      with 4,860 shares issued and outstanding) ...............      121,500,000
                                                                  --------------
   TOTAL PREFERRED SHARES .....................................      462,123,750
                                                                  --------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS .............   $1,059,275,857
                                                                  ==============
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
   CONSIST OF:
   Paid-in capital, at $0.001 par value .......................   $1,454,931,955
   Accumulated net investment income ..........................        1,356,853
   Accumulated distributions in excess of net realized gain
      on investments, swap contracts, and foreign
      currency transactions ...................................      (45,191,905)
   Net unrealized depreciation on investments .................     (348,602,301)
   Net unrealized depreciation on swap contracts ..............       (3,221,864)
   Net unrealized appreciation on foreign
      currency translations ...................................            3,119
                                                                  --------------
   NET ASSETS .................................................   $1,059,275,857
                                                                  ==============
NET ASSET VALUE PER COMMON SHARE
   ($1,059,275,857 / 83,528,637 shares outstanding;
   unlimited number of shares authorized) .....................   $        12.68
                                                                  ==============

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,504,922) .............   $   60,620,848
   Interest ...................................................        4,129,032
                                                                  --------------
   TOTAL INVESTMENT INCOME ....................................       64,749,880
                                                                  --------------
EXPENSES:
   Investment advisory fees ...................................       20,662,372
   Auction agent fees .........................................          895,527
   Shareholder communications expenses ........................          550,980
   Custodian fees .............................................          270,664
   Payroll expenses ...........................................          215,342
   Trustees' fees .............................................          179,560
   Legal and audit fees .......................................          131,352
   Shareholder services fees ..................................           45,006
   Accounting fees ............................................           45,000
   Interest expense ...........................................            2,332
   Miscellaneous expenses .....................................          352,697
                                                                  --------------
   TOTAL EXPENSES .............................................       23,350,832
   Less:
      Advisory fee reduction ..................................       (4,948,148)
      Custodian fee credits ...................................          (11,519)
                                                                  --------------
   NET EXPENSES ...............................................       18,391,165
                                                                  --------------
   NET INVESTMENT INCOME ......................................       46,358,715
                                                                  --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized loss on investments - unaffiliated ............      (40,001,828)
   Net realized loss on investments - affiliated ..............         (110,507)
   Net realized loss on swap contracts ........................       (3,022,871)
   Net realized loss on foreign currency transactions .........          (25,678)
                                                                  --------------
   Net realized loss on investments, swap contracts,
      and foreign currency transactions .......................      (43,160,884)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation):
      on investments ..........................................     (784,994,302)
      on swap contracts .......................................       (1,974,267)
      on foreign currency translations ........................           (1,296)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation)
      on investments, swap contracts, and foreign
      currency translations ...................................     (786,969,865)
                                                                  --------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
      SWAP CONTRACTS, AND FOREIGN CURRENCY ....................     (830,130,749)
                                                                  --------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................................     (783,772,034)
                                                                  --------------
   Total Distributions to Preferred Shareholders ..............      (22,653,237)
                                                                  --------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
      SHAREHOLDERS RESULTING FROM OPERATIONS ..................   $ (806,425,271)
                                                                  ==============

                See accompanying notes to financial statements.

                      THE GABELLI DIVIDEND & INCOME TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                               -----------------   -----------------
OPERATIONS:
   Net investment income ...................................................    $   46,358,715      $   44,287,243
   Net realized gain/(loss) on investments, swap contracts, and foreign
      currency transactions ................................................       (43,160,884)        111,203,897
   Net change in unrealized appreciation/(depreciation) on investments,
      swap contracts, and foreign currency translations ....................      (786,969,865)          4,134,547
                                                                                --------------      --------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........      (783,772,034)        159,625,687
                                                                                --------------      --------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ...................................................       (22,608,188)         (8,447,993)
   Net realized short-term gain ............................................                --          (3,890,830)
   Net realized long-term gain .............................................           (45,049)        (15,176,885)
                                                                                --------------      --------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ...........................       (22,653,237)        (27,515,708)
                                                                                --------------      --------------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
      SHAREHOLDERS RESULTING FROM OPERATIONS ...............................      (806,425,271)        132,109,979
                                                                                --------------      --------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...................................................       (23,970,465)        (42,713,304)
   Net realized short-term gain ............................................                --         (19,699,634)
   Net realized long-term gain .............................................          (214,542)        (76,860,455)
   Return of capital .......................................................       (83,014,490)                 --
                                                                                --------------      --------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ..............................      (107,199,497)       (139,273,393)
                                                                                --------------      --------------
FUND SHARE TRANSACTIONS:
   Net decrease from repurchase of common shares ...........................        (3,449,357)         (3,091,222)
   Recapture of gain on sale of Fund shares by an affiliate ................                --               4,338
   Net increase in net assets from repurchase of preferred shares ..........           519,154                  --
                                                                                --------------      --------------
   NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .................        (2,930,203)         (3,086,884)
                                                                                --------------      --------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ..........      (916,554,971)        (10,250,298)
                                                                                --------------      --------------
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period .....................................................     1,975,830,828       1,986,081,126
                                                                                --------------      --------------
   End of period (including undistributed net investment income of
      $1,356,853 and $1,741,110, respectively) .............................    $1,059,275,857      $1,975,830,828
                                                                                ==============      ==============

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                              YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                  2008        2007     2006         2005     2004
                                                                -------      ------   ------       ------   ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................      $ 23.57      $23.65   $20.62       $20.12   $19.26
                                                                -------      ------   ------       ------   ------
   Net investment income .................................         0.55        0.53     0.87         0.55     0.40
   Net realized and unrealized gain/(loss) on investments,
      swap contracts, and foreign currency transactions ..        (9.92)       1.37     4.00         1.33     1.80
                                                                -------      ------   ------       ------   ------
   Total from investment operations ......................        (9.37)       1.90     4.87         1.88     2.20
                                                                -------      ------   ------       ------   ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (a)
   Net investment income .................................        (0.27)      (0.10)   (0.12)       (0.06)   (0.01)
   Net realized gain .....................................        (0.00)(e)   (0.23)   (0.19)       (0.10)   (0.01)
                                                                -------      ------   ------       ------   ------
   Total distributions to preferred shareholders .........        (0.27)      (0.33)   (0.31)       (0.16)   (0.02)
                                                                -------      ------   ------       ------   ------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE
      TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS ...        (9.64)       1.57     4.56         1.72     2.18
                                                                -------      ------   ------       ------   ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .................................        (0.29)      (0.51)   (0.61)       (0.48)   (0.39)
   Net realized gain on investments.......................        (0.00)(e)   (1.15)   (0.93)       (0.72)   (0.24)
   Return of capital .....................................        (0.99)         --       --           --    (0.57)
                                                                -------      ------   ------       ------   ------
   Total distributions to common shareholders ............        (1.28)      (1.66)   (1.54)       (1.20)   (1.20)
                                                                -------      ------   ------       ------   ------
FUND SHARE TRANSACTIONS:
   Decrease in net asset value from common share
      transactions .......................................           --          --       --           --    (0.05)
   Increase in net asset value from repurchase of
      common shares ......................................         0.01        0.01     0.01         0.02       --
   Increase in net asset value from repurchase of
      preferred shares ...................................         0.02          --       --           --       --
   Offering costs for common shares charged to
      paid-in capital ....................................           --          --       --           --    (0.01)
   Offering costs for preferred shares charged to
      paid-in capital ....................................           --          --    (0.00)(e)    (0.04)   (0.06)
                                                                -------      ------   ------       ------   ------
   Total from fund share transactions.....................         0.03        0.01     0.01        (0.02)   (0.12)
                                                                -------      ------   ------       ------   ------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS,
      END OF PERIOD.......................................      $ 12.68      $23.57   $23.65       $20.62   $20.12
                                                                =======      ======   ======       ======   ======
   NAV total return +.....................................       (41.27)%      7.75%   24.09%       9.47%    11.56%
                                                                =======      ======   ======       ======   ======
   Market value, end of period............................      $ 10.30      $20.68   $21.47       $17.62   $17.95
                                                                =======      ======   ======       ======   ======
   Investment total return ++.............................       (45.63)%      4.14%   31.82%       4.85%    (4.15)%
                                                                =======      ======   ======       ======   ======

                See accompanying notes to financial statements.

                      THE GABELLI DIVIDEND & INCOME TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                           YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------------------------------
                                                                            2008        2007        2006        2005        2004
                                                                         ----------  ----------  ----------  ----------  ----------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares, end of period (in 000's) ........................................  $1,521,400  $2,475,831  $2,486,081  $2,238,155  $2,006,703
   Net assets attributable to common shares, end of
      period (in 000's) ...............................................  $1,059,276  $1,975,831  $1,986,081  $1,738,155  $1,706,703
   Ratio of net investment income to average net assets attributable to
      common shares before preferred share distributions ..............        2.94%       2.17%       3.91%       2.75%       2.17%
   Ratio of operating expenses to average net assets attributable to
      common shares before fees waived ................................        1.48%         --          --          --          --
   Ratio of operating expenses to average net assets attributable to
      common shares net of advisory fee reduction, if any (b) .........        1.17%       1.38%       1.41%       1.33%       1.12%
   Ratio of operating expenses to average net assets including
      liquidation value of preferred shares before fees waived ........        1.13%         --          --          --          --
   Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee
      reduction, if any (b) ...........................................        0.89%       1.11%       1.11%       1.12%       1.07%
   Portfolio turnover rate +++ ........................................        32.0%       33.8%       28.8%       25.6%       33.3%
   5.875% SERIES A CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ........................  $   78,211  $   80,000  $   80,000  $   80,000  $   80,000
   Total shares outstanding (in 000's) ................................       3,128       3,200       3,200       3,200       3,200
   Liquidation preference per share ...................................  $    25.00  $    25.00  $    25.00  $    25.00  $    25.00
   Average market value (c) ...........................................  $    22.25  $    23.52  $    23.86  $    24.82  $    24.68
   Asset coverage per share ...........................................  $    82.30  $   123.79  $   124.30  $   111.91  $   167.23
   SERIES B AUCTION MARKET CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ........................  $   90,000  $  100,000  $  100,000  $  100,000  $  100,000
   Total shares outstanding (in 000's) ................................           4           4           4           4           4
   Liquidation preference per share ...................................  $   25,000  $   25,000  $   25,000  $   25,000  $   25,000
   Average market value (c) ...........................................  $   25,000  $   25,000  $   25,000  $   25,000  $   25,000
   Asset coverage per share ...........................................  $   82,305  $  123,792  $  124,304  $  111,908  $  167,225
   SERIES C AUCTION MARKET CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ........................  $  108,000  $  120,000  $  120,000  $  120,000  $  120,000
   Total shares outstanding (in 000's) ................................           4           5           5           5           5
   Liquidation preference per share ...................................  $   25,000  $   25,000  $   25,000  $   25,000  $   25,000
   Average market value (c) ...........................................  $   25,000  $   25,000  $   25,000  $   25,000  $   25,000
   Asset coverage per share ...........................................  $   82,305  $  123,792  $  124,304  $  111,908  $  167,225
   6.000% SERIES D CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ........................  $   64,413  $   65,000  $   65,000  $   65,000          --
   Total shares outstanding (in 000's) ................................       2,577       2,600       2,600       2,600          --
   Liquidation preference per share ...................................  $    25.00  $    25.00  $    25.00  $    25.00          --
   Average market value (c) ...........................................  $    23.99  $    24.41  $    24.37  $    24.72          --
   Asset coverage per share ...........................................  $    82.30  $   123.79  $   124.30  $   111.91          --
   SERIES E AUCTION RATE CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ........................  $  121,500  $  135,000  $  135,000  $  135,000          --
   Total shares outstanding (in 000's) ................................           5           5           5           5          --
   Liquidation preference per share ...................................  $   25,000  $   25,000  $   25,000  $   25,000          --
   Average market value (c) ...........................................  $   25,000  $   25,000  $   25,000  $   25,000          --
   Asset coverage per share ...........................................  $   82,305  $  123,792  $  124,304  $  111,908          --
   ASSET COVERAGE (d) .................................................         329%        495%        497%        448%        669%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004 would have been 58.0%, 30.8%, 39.5%, and 48.7%, respectively.

(a) Calculated based upon average common shares outstanding on the record dates throughout the period.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of fee reduction would have been 1.37% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.10%. For the years ended December 31, 2008, 2006, and 2005, the effect of the custodian fee credits was minimal.

(c)  Based on weekly prices.

(d)  Asset coverage is calculated by combining all series of preferred shares.

(e)  Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

                      THE GABELLI DIVIDEND & INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on November 28, 2003.

     The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                                 OTHER FINANCIAL   OTHER FINANCIAL
                                                INVESTMENTS IN     INSTRUMENTS       INSTRUMENTS
                                                  SECURITIES       (UNREALIZED       (UNREALIZED
                                                (MARKET VALUE)    APPRECIATION)*    DEPRECIATION)*
VALUATION INPUTS                                    ASSETS            ASSETS         LIABILITIES
----------------                                --------------   ---------------   ---------------
Level 1 - Quoted Prices                         $1,422,722,388            --                  --
Level 2 - Other Significant Observable Inputs       98,566,806       $70,517         $(3,292,381)
                                                --------------       -------         -----------
Total                                           $1,521,289,194       $70,517         $(3,292,381)
                                                ==============       =======         ===========

     There were no Level 3 investments held at December 31, 2007 or 2008.

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

                      THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At December 31, 2008, the Fund had no investments in options.

     SWAP AGREEMENTS. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in

                      THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time a swap or a cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement the Fund receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2008 are as follows:

  NOTIONAL                     FLOATING RATE*      TERMINATION   NET UNREALIZED
   AMOUNT      FIXED RATE   (RATE RESET MONTHLY)       DATE       DEPRECIATION
------------   ----------   --------------------   -----------   --------------
$100,000,000      4.01%           1.90125%           06/02/10     $(3,292,381)

----------
*    Based on LIBOR (London Interbank Offered Rate).

     Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guarantees the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of December 31, 2008, the Fund held a contract for difference swap with Bear, Stearns International Limited which is covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swap at December 31, 2008 are as follows:

          NOTIONAL             EQUITY SECURITY        INTEREST RATE/        TERMINATION   NET UNREALIZED
           AMOUNT                 RECEIVED         EQUITY SECURITY PAID         DATE       APPRECIATION
---------------------------   ----------------   ------------------------   -----------   --------------
                                                   Overnight LIBOR plus
                                Market Value     40 bps plus Market Value
                              Appreciation on:       Depreciation on:
$1,711,933 (204,800 Shares)      Cadbury plc            Cadbury plc           02/16/09        $70,517

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2008.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                       THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to decrease accumulated net investment income by $164,319 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $164,319.

                       THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Distributions to shareholders of the Fund's 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, 6.00% Series D Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares ("Cumulative Preferred Shares") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                         YEAR ENDED                   YEAR ENDED
                                                      DECEMBER 31, 2008            DECEMBER 31, 2007
                                                 --------------------------   --------------------------
                                                    COMMON       PREFERRED       COMMON       PREFERRED
                                                 ------------   -----------   ------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ...   $ 23,970,465   $22,608,188   $ 62,419,734   $12,332,027
Net long-term capital gains ..................        214,542        45,049     76,853,659    15,183,681
Return of capital ............................     83,014,490            --             --            --
                                                 ------------   -----------   ------------   -----------
Total distributions paid .....................   $107,199,497   $22,653,237   $139,273,393   $27,515,708
                                                 ============   ===========   ============   ===========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $22,445,283, which are available to reduce future required distributions of net capital gains to shareholders through 2016.

     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $2,960,639.

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments for investments in partnerships.

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforward ..........................   $ (22,445,283)
Net unrealized appreciation on investments and swap contracts ..    (369,727,798)
Net unrealized appreciation on foreign currency translations ...           3,119
Post-October capital loss deferral .............................      (2,960,639)
Other temporary differences* ...................................        (525,497)
                                                                   -------------
Total ..........................................................   $(395,656,098)
                                                                   =============

----------
* Other temporary differences are primarily due to basis adjustments due to investments in hybrid securities and publicly traded partnerships.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2008:

                                       GROSS          GROSS
                                    UNREALIZED     UNREALIZED     NET UNREALIZED
                       COST        APPRECIATION    DEPRECIATION    DEPRECIATION
                  --------------   ------------   -------------   --------------
Investments ...   $1,887,906,198   $106,497,288   $(476,225,086)  $(369,727,798)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including

                      THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2008, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate on any of the outstanding Preferred Shares. Thus, management fees with respect to the liquidation value of the preferred share assets were reduced by $4,948,148.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $737,066 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008, the Fund paid or accrued $215,342, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

     4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S Government obligations, aggregated $625,053,238 and $679,411,774, respectively.

     Purchases and sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $11,516,200 and $11,360,000, respectively.

     5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund repurchased 300,433 shares of beneficial interest in the open market at a cost of $3,449,357 and an average discount of approximately 19.07% from its NAV. All shares of beneficial interest repurchased have been retired.

     Transactions in shares of beneficial interest were as follows:

                                                          YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2008        DECEMBER 31, 2007
                                                    ----------------------   ----------------------
                                                     SHARES       AMOUNT      SHARES      AMOUNT
                                                    --------   -----------   --------   -----------
Net decrease from repurchase of common shares ..    (300,433)  $(3,449,357)  (144,100)  $(3,091,222)

     The Fund's Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Market, Series C Auction Market, 6.00% Series D, and Series E Auction Rate Cumulative Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     At the Fund's August 15, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer additional preferred shares. The shelf registration was declared effective by the SEC on June 17, 2008.

     On October 12, 2004, the Fund received net proceeds of $77,280,971 (after underwriting discounts of $2,520,000 and offering expenses of $199,029) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Shares. Commencing

                       THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 12, 2009 and thereafter, the Fund, at its option, may redeem the 5.875% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series A Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased and retired 71,584 shares of 5.875% Series A Cumulative Preferred Shares in the open market at a cost of $1,386,077 and an average discount of approximately 30.39% from its liquidation preference. At December 31, 2008, 3,128,416 shares of 5.875% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $76,581.

     On October 12, 2004, the Fund received net proceeds of $217,488,958 (after underwriting discounts of $2,200,000 and offering expenses of $311,042) from the public offering of 4,000 shares of Series B and 4,800 shares of Series C Auction Market Cumulative Preferred Shares ("Series B and Series C Shares"), respectively. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series B and Series C Shares subject to bid orders by potential holders has been less than the number of Series B and Series C Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B or Series C Shares for which they have submitted sell orders. The current maximum rate for both Series B and Series C Shares is 125 basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. The dividend rates of Series B Shares ranged from 1.575% to 5.500% during the year ended December 31, 2008. The dividend rates of Series C Shares ranged from 1.511% to 6.013% during the year ended December 31, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B and C Shares shareholders may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B and C Shares in whole or in part at the redemption price at any time. During the year ended December 31, 2008, the Fund redeemed and retired 400 shares of Series B and 480 shares of Series C Shares. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At December 31, 2008, 3,600 and 4,320 shares of the Series B and C Shares were outstanding with an annualized dividend rate of 1.651% and 1.690% per share and accrued dividends amounted to $4,128 and $30,420, respectively.

     On November 3, 2005, the Fund received net proceeds of $62,617,239 (after underwriting discounts of $2,047,500 and offering expenses of $335,261) from the public offering of 2,600,000 shares of 6.00% Series D Cumulative Preferred Shares. Commencing November 3, 2010 and thereafter, the Fund, at its option, may redeem the 6.00% Series D Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased and retired 23,466 shares of 6.00% Series D Cumulative Preferred Shares in the open market at a cost of $471,019 and an average discount of approximately 19.76% from its liquidation preference. At December 31, 2008, 2,576,534 shares of 6.00% Series D Cumulative Preferred Shares were outstanding and accrued dividends amounted to $64,413.

     On November 3, 2005, the Fund received net proceeds of $133,379,387 (after underwriting discounts of $1,350,000 and offering expenses of $270,613) from the public offering of 5,400 shares of Series E Auction Rate Cumulative Preferred Shares ("Series E Shares"). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008 the number of Series E Shares subject to bid orders by potential holders has been less than the number of Series E Shares subject to sell orders. Therefore the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series E Shares for which they have submitted sell orders. The current maximum rate is 150 basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. The dividend rates of Series E Shares ranged from 1.770% to 6.778% during the year ended December 31, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series E Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series E Shares in whole or in part at the redemption price at any time. During the year ended December 31, 2008, the Fund redeemed and retired 540 shares of Series E Shares. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference together, with any accumulated and unpaid dividends, for each share redeemed. At December 31, 2008, 4,860 shares of Series E Shares were outstanding with an annualized dividend rate of 1.940% and accrued dividends amounted to $39,285.

     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of

                       THE GABELLI DIVIDEND & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of this issuer during the year ended December 31, 2008 is set forth below:

                                                                                              PERCENT
                                                  NET CHANGE IN                 VALUE AT      OWNED OF
                  BEGINNING    SHARES    ENDING     UNREALIZED     REALIZED   DECEMBER 31,     SHARES
                    SHARES      SOLD     SHARES    DEPRECIATION      LOSS         2008       OUTSTANDING
                  ---------   -------   -------   -------------   ---------   ------------   -----------
Trans-Lux Corp.    293,900    (23,900)  270,000    $(1,498,827)   $(110,507)    $207,900        13.37%

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

                      THE GABELLI DIVIDEND & INCOME TRUST
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

                       THE GABELLI DIVIDEND & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                 TERM OF       NUMBER OF FUNDS
     NAME, POSITION(S)          OFFICE AND     IN FUND COMPLEX
         ADDRESS(1)           LENGTH OF TIME     OVERSEEN BY            PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
          AND AGE                SERVED(2)         TRUSTEE              DURING PAST FIVE YEARS                HELD BY TRUSTEE(4)
---------------------------   --------------   ---------------   -------------------------------------   ---------------------------
INTERESTED TRUSTEES(3):

MARIO J. GABELLI              Since 2003**           26          Chairman and Chief Executive Officer    Director of Morgan Group
Trustee and                                                      of GAMCO Investors, Inc. and Chief      Holdings, Inc. (holding
Chief Investment Officer                                         Investment Officer - Value Portfolios   company); Chairman of the
Age: 66                                                          of Gabelli Funds, LLC and GAMCO Asset   Board of LICT Corp.
                                                                 Management Inc.; Director/Trustee or    (multimedia and
                                                                 Chief Investment Officer of other       communication services
                                                                 registered investment companies in      company)
                                                                 the Gabelli/GAMCO Funds complex;
                                                                 Chairman and Chief Executive Officer
                                                                 of GGCP, Inc.

SALVATORE M. SALIBELLO        Since 2003*             3          Certified Public Accountant and                      --
Trustee                                                          Managing Partner of the public
Age: 63                                                          accounting firm Salibello & Broder
                                                                 LLP since 1978

EDWARD T. TOKAR               Since 2003*             2          Senior Managing Director of Beacon                   --
Trustee                                                          Trust Company (trust services) since
Age: 61                                                          2004; Chief Executive Officer of
                                                                 Allied Capital Management LLC
                                                                 (1977-2004); Vice President of
                                                                 Honeywell International Inc.
                                                                 (1977-2004); Director of Teton
                                                                 Advisors, Inc. (financial services)
                                                                 (2008-present)

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA           Since 2003***          36          Partner in the law firm of Anthony J.                --
Trustee                                                          Colavita, P.C.
Age: 73

JAMES P. CONN                 Since 2003*            18          Former Managing Director and Chief                   --
Trustee                                                          Investment Officer of Financial
Age: 70                                                          Security Assurance Holdings Ltd.
                                                                 (insurance holding company)
                                                                 (1992-1998)

MARIO D'URSO                  Since 2003**            5          Chairman of Mittel Capital Markets                   --
Trustee                                                          S.p.A. since 2001; Senator in the
Age: 68                                                          Italian Parliament (1996-2001)

FRANK J. FAHRENKOPF, JR.      Since 2003***           6          President and Chief Executive Officer                --
Trustee                                                          of the American Gaming Association;
Age: 69                                                          Co-Chairman of the Commission on
                                                                 Presidential Debates; Former Chairman
                                                                 of the Republican National Committee
                                                                 (1983-1989)

MICHAEL J. MELARKEY           Since 2003**            5          Partner in the law firm of Avansino,    Director of Southwest Gas
Trustee                                                          Melarkey, Knobel & Mulligan             Corporation (natural gas
Age: 59                                                                                                  utility)

ANTHONIE C. VAN EKRIS         Since 2003***          20          Chairman of BALMAC International,                    --
Trustee                                                          Inc. (commodities and futures
Age: 74                                                          trading)

SALVATORE J. ZIZZA            Since 2003***          28          Chairman of Zizza & Co., Ltd.           Director of Hollis-Eden
Trustee                                                          (consulting)                            Pharmaceuticals
Age: 63                                                                                                  (biotechnology) and Earl
                                                                                                         Scheib, Inc. (automotive
                                                                                                         services)

                       THE GABELLI DIVIDEND & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                 TERM OF
     NAME, POSITION(S)          OFFICE AND
         ADDRESS(1)              LENGTH OF                                    PRINCIPAL OCCUPATION(S)
          AND AGE             TIME SERVED(2)                                   DURING PAST FIVE YEARS
---------------------------   --------------   -------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT               Since 2003       Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988
President                                      and an officer of all of the registered investment companies in the Gabelli/GAMCO
Age: 57                                        Funds complex. Director and President of Teton Advisors, Inc. (formerly Gabelli
                                               Advisers, Inc.) since 1998

CARTER W. AUSTIN              Since 2003       Vice President of The Gabelli Equity Trust since 2000, The Gabelli Global Gold,
Vice President                                 Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006,
Age: 42                                        and The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli
                                               Funds, LLC since 1996

PETER D. GOLDSTEIN            Since 2004       Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                       Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 55                                        complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

AGNES MULLADY                 Since 2006       Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered
Treasurer and Secretary                        investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of
Age: 50                                        U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds
                                               from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from
                                               2002 through 2004

----------------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

     *    -    Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     **   -    Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     ***  -    Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Adviser. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)  Trustees who are not interested persons are considered "Independent"
     Trustees.

CERTIFICATIONS

     The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 17, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                       TOTAL AMOUNT    ORDINARY    LONG-TERM                   DIVIDEND
 PAYABLE    RECORD        PAID        INVESTMENT    CAPITAL     RETURN OF    REINVESTMENT
   DATE      DATE     PER SHARE (A)   INCOME (A)   GAINS (A)   CAPITAL (C)       PRICE
--------   --------   -------------   ----------   ---------   -----------   ------------
COMMON SHARES
01/25/08   01/16/08      $0.10000      $0.02080     $0.00120     $0.07800      $18.5075
02/25/08   02/14/08       0.10000       0.02080      0.00120      0.07800       18.9636
03/25/08   03/17/08       0.11000       0.02410      0.00010      0.08580       18.1676
04/24/08   04/16/08       0.10000       0.02200      0.00000      0.07800       18.9272
05/23/08   05/15/08       0.10000       0.02200      0.00000      0.07800       19.4711
06/24/08   06/16/08       0.11000       0.02420      0.00000      0.08580       18.2657
07/25/08   07/17/08       0.11000       0.02420      0.00000      0.08580       16.9319
08/25/08   08/15/08       0.11000       0.02420      0.00000      0.08580       16.8740
09/24/08   09/16/08       0.11000       0.02420      0.00000      0.08580       14.6840
10/27/08   10/17/08       0.11000       0.02420      0.00000      0.08580        9.9741
11/21/08   11/13/08       0.11000       0.02420      0.00000      0.08580        8.9659
12/17/08   12/12/08       0.11000       0.02420      0.00000      0.08580        9.9470
                         --------      --------     --------     --------
                         $1.28000      $0.27910     $0.00250     $0.99840
5.875% SERIES A CUMULATIVE PREFERRED SHARES
03/26/28   03/18/08      $0.36719      $0.36426     $0.00293
06/26/08   06/19/08       0.36719       0.36719      0.00000
09/26/08   09/19/08       0.36719       0.36719      0.00000
12/26/08   12/18/08       0.36719       0.36719      0.00000
                         --------      --------     --------
                         $1.46876      $1.46583     $0.00293
6.000% SERIES D CUMULATIVE PREFERRED SHARES
03/26/28   03/18/08      $0.37500      $0.37200     $0.00300
06/26/08   06/19/08       0.37500       0.37500      0.00000
09/26/08   09/19/08       0.37500       0.37500      0.00000
12/26/08   12/18/08       0.37500       0.37500      0.00000
                         --------      --------     --------
                         $1.50000      $1.49700     $0.00300

SERIES B AND C AUCTION MARKET CUMULATIVE AND SERIES E AUCTION RATE CUMULATIVE PREFERRED SHARES

     The Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2008 distributions derived from long-term capital gains for the Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares was 0.198%, 0.199%, and 0.198%, respectively.

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2 of Form 1099-DIV. The long-term gain distribution for the year ended December 31, 2008 is $254,423, or the maximum allowable.

                       THE GABELLI DIVIDEND & INCOME TRUST
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2008

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

     In 2008, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.27910, $1.4658255, and $1.49700 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $944.35220, $966.50741, and $1,044.21367 per share, respectively. For the year ended December 31, 2008, 76.0% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 100.00% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2008 derived from U.S. Treasury securities was 1.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Treasury securities held as of December 31, 2008 was 7.5%.

                        HISTORICAL DISTRIBUTION SUMMARY

                                                  SHORT-TERM     LONG-TERM   RETURN OF      TOTAL        ADJUSTMENT
                                   INVESTMENT       CAPITAL       CAPITAL     CAPITAL    DISTRIBUTIONS     TO COST
                                   INCOME (B)      GAINS (B)       GAINS        (C)          (A)         BASIS (D)
                                   ----------     ----------    ----------   ---------   -------------   ----------
COMMON SHARES
2008........................         $0.27910             --      $0.00250   $0.99840      $1.28000       $0.99840
2007........................          0.50910       $0.23480       0.91610         --       1.66000             --
2006........................          0.60798        0.24082       0.69120         --       1.54000             --
2005........................          0.45996        0.08568       0.65436         --       1.20000             --
2004........................          0.40005        0.10023       0.13893    0.56079       1.20000        0.56079

5.875% SERIES A CUMULATIVE PREFERRED SHARES
2008........................         $1.46583             --      $0.00292         --      $1.46875             --
2007........................          0.45059       $0.20776       0.81040         --       1.46875             --
2006........................          0.57983        0.22967       0.65925         --       1.46875             --
2005........................          0.56290        0.10493       0.80092         --       1.46875             --
2004........................          0.19150        0.04798       0.06651         --       0.30599             --

6.000% SERIES D CUMULATIVE PREFERRED SHARES
2008........................         $1.49700             --      $0.00300         --      $1.50000             --
2007........................          0.46020       $0.21220       0.82760         --       1.50000             --
2006........................          0.59215        0.23457       0.67328         --       1.50000             --
2005........................          0.08620        0.01610       0.12270         --       0.22500             --

AUCTION MARKET/RATE CUMULATIVE PREFERRED SHARES
2008 Class B Shares.........     $  944.35220             --    $  1.87780         --  $  946.23000             --
2008 Class C Shares.........        966.50741             --       1.92259         --     968.43000             --
2008 Class E Shares.........      1,044.21367             --       2.07633         --   1,046.29000             --
2007 Class B Shares.........        414.02782      190.66719     743.74499         --   1,348.44000             --
2007 Class C Shares.........        409.97064      188.64406     735.87530         --   1,334.49000             --
2007 Class E Shares.........        407.63287      187.65002     731.97711         --   1,327.26000             --
2006 Class B Shares.........        484.90820      192.07260     551.32920         --    1228.31000             --
2006 Class C Shares.........        484.32800      191.84250     550.66950         --    1226.84000             --
2006 Class E Shares.........        483.94880      191.69260     550.23860         --    1225.88000             --
2005 Class B Shares.........        320.22640       59.69220     455.63150         --     835.55000             --
2005 Class C Shares.........        324.19300       60.43160     461.27540         --     845.90000             --
2005 Class E Shares.........         67.54440       12.59070      96.10490         --     176.24000             --
2004 Class B Shares.........         68.71140       17.21520      23.86340         --     109.80000             --
2004 Class C Shares.........         70.77030       17.73100      24.57840         --     113.10000             --

----------
(a)  Total amounts may differ due to rounding.

(b)  Taxable as ordinary income for federal tax purposes.

(c)  Non-taxable.

(d)  Decrease in cost basis.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                      THE GABELLI DIVIDEND & INCOME TRUST
  ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2008, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the "Independent Board Members") who are not "interested persons" of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

2) THE PERFORMANCE OF THE FUND, THE ADVISER.

The Independent Board Members reviewed the performance of the Fund over one, two, and three year periods against a peer group of equity closed-end funds prepared by Lipper. The Board Members noted the Fund's below average relative performance for the one year period, average relative performance for the two year period, and above average performance for the three year period. The Board Members also noted that the Fund has not achieved its initial goal of earning at least 9% per year.

3) THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND.

The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

4) THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE.

The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

5) OTHER FACTORS.

The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser's management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board noted that the Fund was larger than average within the peer group and that its expense ratios were slightly below average. The Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Board Members were presented with, but did not attach significance to, information comparing the management fee to the fee for other types of accounts managed by an affiliate of the Adviser.

The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a favorable performance record. The Independent Board Members also concluded that the Fund's expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board of Board Members.

The Annual Meeting of The Gabelli Dividend & Income Trust's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                      THE GABELLI DIVIDEND & INCOME TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Dividend & Income Trust (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent-- we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             TRUSTEES AND OFFICERS
                      THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   FORMER ITALIAN SENATOR

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER, LLP

Edward T. Tokar
   SENIOR MANAGING DIRECTOR,
   BEACON TRUST COMPANY

Anthonie C. van Ekris
   CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Carter W. Austin
   VICE PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Agnes Mullady
   TREASURER AND SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                     5.875%      6.00%
                        Common     Preferred   Preferred
                      ----------   ---------   ---------
NYSE-Symbol:             GDV        GDV PrA     GDV PrD
Shares Outstanding:   83,528,637   3,128,416   2,576,534

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

                      THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: www.gabelli.com
                         E-MAIL: CLOSEDEND@GABELLI.COM               GDV Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $53,250 for 2007 and $62,700 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $6,300 for 2007 and $9,145 for 2008. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $5,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

 (e)(2)  The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore
J. Zizza.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Dividend & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Barbara G. Marcin serves as Senior Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.



------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                    Total Assets
                                                                                 No. of Accounts     in Accounts
                                                    Total                         where Advisory   where Advisory
   Name of Portfolio           Type of          No. of Accounts       Total      Fee is Based on    Fee is Based
      Manager                  Accounts             Managed           Assets       Performance     on Performance
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
1.  Mario J. Gabelli         Registered                24              9.0B             6               1.9B
                             Investment
                             Companies:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                             Other Pooled              22             355.1M            19             316.4M
                             Investment
                             Vehicles:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                             Other Accounts:         2,049             8.1B             6              994.1M
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
2. Barbara G. Marcin         Registered                3              329.5M            0                 0
                             Investment
                             Companies:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                             Other Pooled              1               5.4M             1               5.4M
                             Investment
                             Vehicles:
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                             Other Accounts:           20              79M              0                 0
------------------------- ------------------- ------------------- -------------- ----------------- ----------------


POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Barbara Marcin owned over $1,000,000 and $0 - $10,000 of shares, respectively, of the Trust as of December 31, 2008.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.



                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= =========================== =============================
                                                                         (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF        SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS      YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS                PLANS OR PROGRAMS
============= ========================= ============================= =========================== =============================
Month #1      Common - N/A              Common - N/A                  Common - N/A                Common - 83,792,037
07/01/08
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A    Preferred Series A - 3,200,000
07/31/08
              Preferred Series D - N/A  Preferred Series D - N/A      Preferred Series D - N/A    Preferred Series D - 2,600,000
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Month #2      Common - 10,000           Common - $17.1433             Common - 10,000             Common - 83,792,037 -
08/01/08                                                                                          10,000 = 83,782,037
through
08/31/08      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A    Preferred Series A - 3,200,000

              Preferred Series D - N/A  Preferred Series D - N/A      Preferred Series D - N/A    Preferred Series D - 2,600,000
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Month #3      Common - N/A              Common - N/A                  Common - N/A                Common - 83,782,037
09/01/08
through       Preferred Series A -      Preferred Series A -          Preferred Series A -        Preferred Series A - 3,200,000
09/30/08      1,000                     $21.0833                      1,000                       - 1,000 = 3,199,000

              Preferred Series D - N/A  Preferred Series D - N/A      Preferred Series D - N/A    Preferred Series D - 2,600,000
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Month #4      Common - 144,300          Common - $10.5299             Common - 144,300            Common - 83,782,037 - 144,300
10/01/08                                                                                          = 83,637,737
through
10/31/08      Preferred Series A -      Preferred Series A -          Preferred Series A -        Preferred Series A - 3,199,000
              38,714                    $19.2514                      38,714                      - 19.2514 = 3,160,286

              Preferred Series D -      Preferred Series D -          Preferred Series D -        Preferred Series D - 2,600,000
              15,211                    $20.3691                      15,211                      - 15,211 = 2,584,789
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Month #5      Common - 104,700          Common - $10.0008             Common - 104,700            Common - 83,637,737 - 104,700
11/01/08                                                                                          = 83,533,037
through
11/30/08      Preferred Series A -      Preferred Series A -          Preferred Series A -        Preferred Series A - 3,160,286
              15,841                    $20.1519                      15,841                      - 15,841 = 3,144,445

              Preferred Series D -      Preferred Series D -          Preferred Series D - 2,895  Preferred Series D - 2,584,789
              2,895                     $22.0900                                                  - 2,895 = 2,581,894
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Month #6      Common - 4,400            Common - $9.8461              Common - 4,400              Common - 83,528,637
12/01/08
through       Preferred Series A -      Preferred Series A -          Preferred Series A -        Preferred Series A - 3,144,445
12/31/08      16,029                    $20.0692                      16,029                      - 16,029 = 3,128,416

              Preferred Series D -      Preferred Series D -          Preferred Series D - 5,360  Preferred Series D - 2,581,894
              5,360                     $21.0422                                                  - 5,360 = 2,576,534
============= ========================= ============================= =========================== =============================
============= ========================= ============================= =========================== =============================
Total         Common - 263,400          Common - $10.3819             Common - 37,033             N/A

              Preferred Series A -      Preferred Series A -          Preferred Series A -
              71,584                    $19.3629                      71,584

              Preferred Series D -      Preferred Series D -          Preferred Series D -
              23,466                    $20.0724                      23,466
============= ========================= ============================= =========================== =============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Dividend & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       3/9/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       3/9/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date                       3/9/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.